[Image]   Scudder Emerging Markets Income Fund Profile           [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile

     July 1, 1997

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     1. What Are The Fund's Objectives?

     Scudder Emerging Markets Income Fund seeks to provide high current income and secondarily, long-term capital appreciation through investment primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 65% of total assets) in high yield/high risk debt securities issued by governments, government-related entities and corporations in emerging markets or the return on which is derived primarily from emerging markets. To reduce currency risk, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities. Normally, at least 50% of its total assets will be invested in sovereign debt securities issued by or guaranteed by governments, government-related entities and central banks in emerging markets; government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations. The Fund invests predominantly in debt securities rated below investment-grade: below BBB by Standard & Poor's or below Baa by Moody's Investors Service, Inc., or their equivalent as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (i.e., "junk bonds"). The Fund may invest regularly in "Brady Bonds" (debt securities issued under the framework of the Brady Plan).

     The Fund takes a global approach to portfolio management. The adviser currently weights the Fund's investments toward countries in Latin America, which has offered the largest and most liquid debt markets of the emerging nations around the globe in the past few years. The Fund intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

     The weighted average maturity of the Fund's portfolio will vary from period to period and debt securities in which the Fund may invest may have stated maturities from overnight to 30 years. In managing the Fund's portfolio, the adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies and government initiatives.

     The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets.

     3. What Are The Risks Of Investing In The Fund?

     The Fund invests predominantly in lower quality bonds (i.e., "junk bonds"). Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal, and generally involve a greater risk of default and more price volatility than securities in higher rating categories. A large portion of the Fund's bond holdings may trade at substantial discounts from face value. Emerging market securities can be more volatile and less liquid than securities in more developed markets. In addition, investment in sovereign debt can involve a high degree of risk. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, high rates of inflation, higher brokerage costs, fluctuating national interest rates, thinner trading markets, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price. Consequently, the Fund's share price is likely to vary from day to day. You incur principal risk when you invest, because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking high current income and:

        o plan to hold your investment for the long term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in emerging market securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Emerging Markets Income Fund, are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1996.

       Investment management fee                          0.99%

       12b-1 fees                                         None

       Other expenses                                     0.45%
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       Total Fund operating expenses                      1.44%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $15            $46               $79               $172

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on December 31, 1993, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on June 30, 1997 was 7.53%.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE
     BAR CHART TITLE:

                  Total returns for the years ended December 31:

     BAR CHART DATA:  1994   -8.06%
                      1995   19.48
                      1996   34.55

     The Fund's Average Annual Total Return for the period ended June 30, 1997

                  One Year          29.27%
                  Life of Fund      15.17%


     If the adviser had not maintained the total annualized expenses of the Fund until February 29, 1996, average annual total return for the one year and life of Fund periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Susan E. Gray assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Ms. Gray, who has over six years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at Scudder since 1987. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Ms. Saltzman, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains an account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividend distributions in March, June, September, and December. Capital gain distributions, if any, will be made in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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